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                             AIM GLOBAL TRENDS FUND


                     (SERIES PORTFOLIOS OF AIM SERIES TRUST)

                        Supplement dated July 6, 2001 to
            the Statement of Additional Information dated May 1, 2001
                          as supplemented June 14, 2001



In addition to contingent deferred sales charge ("CDSC") waivers for Class C shares listed on page 49 under the section, "CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS," effective July 13, 2001, the CDSC on redemptions of Class C shares of the fund will be waived in the following circumstances where such redemptions are in connection with employee terminations or withdrawals:

         o a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code.

         o a 457 plan, even if more than one beneficiary or participant is involved.